UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐Preliminary Proxy Statement

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☒Definitive Proxy Statement

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PERCEPTION CAPITAL CORP. II
(Name of Registrant as Specified in its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PERCEPTION CAPITAL CORP. II
315 Lake Street East, Suite 301
Wayzata, MN

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF
PERCEPTION CAPITAL CORP. II

Dear Shareholders of Perception Capital Corp. II:

You are cordially invited to attend (in person or by proxy) the extraordinary general meeting of shareholders of Perception Capital Corp. II, a Cayman Islands exempted company (the “Company”) to be held on April 27, 2023 at 11 a.m., Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301 (the “Special Meeting”), or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Special Meeting online, vote, view the list of shareholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/perceptionii/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at 525 University Avenue, Palo Alto, CA 94301, telephone (650) 470-4500. The accompanying proxy statement is dated April 10, 2023, and is first being mailed to shareholders of the Company on or about April 10, 2023.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.

Proposal No. 1 – The Extension Proposal — as a special resolution, to amend the Company’s amended and restated memorandum and articles of association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) or (2) (i) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination and (ii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A ordinary shares” or “Public Shares”), included as part of the units sold in the Company’s initial public offering (the “Units”), which was consummated on November 1, 2021 (the “IPO”), from May 1, 2023 to November 1, 2023 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”);

2.

Proposal No. 2 – The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter as set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal” and, together with the Extension Proposal, the “Charter Amendment Proposals”); and

3.

Proposal No. 3 – The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve either of the Charter Amendment Proposals, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Proposal is to allow the Company more time to complete its previously announced initial business combination (the “Business Combination”) with Spectaire Inc., a Delaware corporation (“Spectaire”). On January 16, 2023, the Company entered into that certain Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”) with Perception Spectaire Merger Sub Corp., a Delaware corporation and direct wholly-owned subsidiary of the Company (“Merger Sub”) and Spectaire, pursuant to which Merger Sub will merge with and into Spectaire (the “Merger”), with Spectaire as the surviving corporation and wholly-owned subsidiary of the Company.

The Charter provides that the Company has until May 1, 2023 to complete an initial business combination. While the Company and other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before May 1, 2023 to hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination. As of the date of the accompanying proxy statement and in connection with the previous extension in October 2022 in connection with the shareholder vote to extend the date by which the Company must complete an initial business combination to May 1, 2023 (the “Initial Extension” and such date, the “Initial Extended date”), approximately 20,542,108, or 89.3%, of the 23,000,000 Public Shares included in the Units sold in the IPO have been tendered for redemption and redeemed. All demands for redemption made in connection with the shareholder vote to extend the date by which the Company must complete an initial business combination (the “Initial Extension Meeting”) have been completed, and such shares have been redeemed. Subject to the satisfaction or waiver of the closing conditions in the Merger Agreement, the closing of the Business Combination is expected to take place as soon as practicable after the extraordinary general meeting relating to the approval of the Business Combination, which is expected to be held prior to the Extended Date. Accordingly, the Board believes that, in order to be able to complete the Business Combination, it is appropriate to obtain the Extension. The Board believes that the Business Combination opportunity is compelling and in the best interests of the Company and its shareholders. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the Extension Proposal is approved, the Company intends to hold another extraordinary general meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination and other related proposals. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K related to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 17, 2023, including the complete text of the Merger Agreement attached as an exhibit thereto, and the proxy statement that the Company has filed in connection with the shareholder meeting relating to the approval of the Business Combination, if and when it becomes effective, and as it has or may be amended or supplemented from time to time.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

In connection with the Charter Amendment Proposals, holders of Public Shares (“public shareholders”) may elect to redeem such shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Public Shares, regardless of how or if such public shareholders vote on the Charter Amendment Proposals. If the Charter Amendment Proposals are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Public Shares upon consummation of an initial business combination if and when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount held in the Trust Account as of April 5, 2023, which was $26,282,956.89, and taking into account estimated interest income and taxes following that date, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.70 at the time of the Special Meeting to be held on April 27, 2023. The closing price of a Public Share on April 5, 2023 was $10.56. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

In October 2022, in connection with the Initial Extension, Perception Capital Partners II LLC’s (the “Sponsor”) agreed to make monthly contributions to the Company as a loan (each loan, a “Contribution”) $0.04 for each Public Share outstanding following the Initial Extension Meeting. Based on the 2,457,892 Public Shares outstanding following the redemptions in connection with the Initial Extension Meeting and assuming the Sponsor makes a Contribution each month following the Initial Extension Meeting until the Initial Extended Date, the Sponsor will make aggregate Contributions of $589,894.08. On April 10, 2023, the Company and the Sponsor amended and restated the that certain Convertible Promissory Note, dated as of October 31, 2022, by and between the Sponsor and the Company (the “Extension Note”) in its entirety to, among other things, increase the aggregate principal amount available thereunder from $720,000 to $1,200,000, contingent upon the approval of the Extension Proposal. Pursuant to the Extension Note, the Sponsor has agreed that, assuming the Extension Proposal is approved and the Extension is implemented, it will continue to make Contributions of $0.04 for each Public Share then outstanding, for each month (or pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with the shareholder vote to approve an initial business combination and (ii) the aggregate Contributions totaling $1,200,000. Monthly Contributions following the Special Meeting will be based on the number of Public Shares outstanding following the Special Meeting (after giving effect to any redemption demands made in connection therewith). Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, assuming the Extension Proposal is approved, the Extension is implemented and the Sponsor makes the full amount of monthly Contributions to the Extended Date, the Company estimates that the per-share price at which Public Shares could be redeemed from cash held in the Trust Account would be approximately $11.00 on November 1, 2023 (based on the amount held in the Trust Account as of April 5, 2023, and estimated interest income and taxes following that date and including the Sponsor’s monthly Contributions pursuant to the Extension Note (assuming no redemptions in connection with the Special Meeting)), in comparison to the per-share price as of April 5, 2023 of approximately $10.56 per share. The loans may be settled in whole warrants to purchase Public Shares. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Board will have the sole discretion whether to continue extending for additional months until $1,200,000 has been loaned, and if the Board determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Charter.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if either of the Charter Amendment Proposals are approved and implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)

(a) hold Public Shares or (b) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and redeemable warrants (“Public Warrants”) prior to exercising your redemption rights with respect to the Public Shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on April 25, 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company (“Continental”), the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Charter Amendment Proposals.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by May 1, 2023, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Public Warrants or warrants issued by the Company to the Sponsor simultaneously with the closing of the IPO in a private placement (the “Private Placement Warrants”), which will expire worthless if the Company fails to complete an initial business combination by May 1, 2023 or, if the Extension Proposal is approved, the Extended Date.

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Public Shares and the Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares” and, together with the Public Shares, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

The Sponsor and certain other holders of Founder Shares (the “Initial Shareholders”) intend to vote in favor of each of the proposals. In October 2022, in connection with the Company’s Initial Extension Meeting, 20,542,108 Public Shares (representing approximately 89.3% of the then outstanding Public Shares) were tendered for redemption and redeemed, resulting in 2,457,892 Public Shares remaining. As a result, the 5,750,000 Founder Shares held by the Initial Shareholders now represent approximately 70.1% of the issued and outstanding Ordinary Shares. Accordingly, it is expected that the Ordinary Shares held by Initial Shareholders will be sufficient to establish a quorum and to approve each of the proposals.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSALS AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on April 10, 2023, as the record date for the general meeting (the “record date”). Only shareholders of record on April 10, 2023 are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If either of the Charter Amendment Proposals are approved and implemented and you do not elect to redeem your Public Shares in connection with the Charter Amendment Proposals, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your Public Shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its Public Shares.

All of the Company’s shareholders are cordially invited to attend the Special Meeting via the Internet at https://www.cstproxy.com/perceptionii/2023. To ensure your shares are represented at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the accompanying proxy statement and Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing pcct.info@investor.morrowsodali.com.

On behalf of the Board, the Company would like to thank you for your support of Perception Capital Corp. II.

April 10, 2023

By Order of the Board,

/s/ Scott Honour
Scott Honour
Chairman of the Board

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated April 10, 2023
and is first being mailed to the Company’s shareholders with the form of proxy on or about April 11, 2023.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

PERCEPTION CAPITAL CORP. II
315 Lake Street East, Suite 301
Wayzata, MN

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON APRIL 27, 2023

Dear Shareholders of Perception Capital Corp. II:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders of Perception Capital Corp. II, a Cayman Islands exempted company (the “Company”), will be held on April 27, 2023 at 11 a.m., Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301 (the “Special Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Special Meeting online, vote, view the list of shareholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/perceptionii/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at 525 University Avenue, Palo Alto, CA 94301, telephone (650) 470-4500.

The Special Meeting will be held to consider and vote upon the following proposals:

1.

Proposal No. 1 – The Extension Proposal – as a special resolution, to amend the Company’s amended and restated memorandum and articles of association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) or (2) (i) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination and (ii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (the “Public Shares”), included as part of the units sold in the Company’s initial public offering (the “Units”) that was consummated on November 1, 2021 (the “IPO”), from May 1, 2023 to November 1, 2023 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”); and;

2.

Proposal No. 2 – The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter as set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal” and, together with the Extension Proposal, the “Charter Amendment Proposals”); and

3.

Proposal No. 3 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals (the “Adjournment Proposal”), which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve either of the Charter Amendment Proposals, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The above matters are more fully described in the accompanying proxy statement. The Company urges you to read carefully the accompanying proxy statement in its entirety.

On January 16, 2023, the Company entered into that certain Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”) with Perception Spectaire Merger Sub Corp., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”) and Spectaire Inc. (“Spectaire”),

pursuant to which Merger Sub will merge with and into Spectaire (the “Merger”), with Spectaire as the surviving corporation and wholly-owned subsidiary of the Company. The purpose of the Extension is to allow the Company more time to complete its previously announced initial business combination with Spectaire (the “Business Combination”). If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

Approval of the Extension Proposal requires a special resolution under the Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Public Shares and the Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares” and, together with the Public Shares, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

In connection with the Charter Amendment Proposals, holders of Public Shares (“public shareholders”) may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Public Shares, regardless of how or if such public shareholders vote on the Charter Amendment Proposals. The Sponsor and certain other holders of Founder Shares (the “Initial Shareholders”) intend to vote in favor of each of the proposals. In October 2022, in connection with the Company’s Initial Extension Meeting, 20,542,108 Public Shares (representing approximately 89.3% of the then outstanding Public Shares) were tendered for redemption and redeemed, resulting in 2,457,892 Public Share remaining. As a result, the 5,750,000 Founder Shares held by the Initial Shareholders now represent approximately 70.1% of the Ordinary Shares. Accordingly, it is expected that the Ordinary Shares held by the Initial Shareholders will be sufficient to establish a quorum and to approve each of the Charter Amendment Proposals and the Adjournment Proposal. If the Charter Amendment Proposals are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Public Shares upon consummation of an initial business combination if and when it is submitted to a vote of the Company’s shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if either of the Charter Amendment Proposals are approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)

(a) hold Public Shares or (b) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and redeemable warrants (“Public Warrants”) prior to exercising your redemption rights with respect to the Public Shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on April 25, 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company (“Continental”), the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Charter Amendment Proposals.

In October 2022, in connection with the extension of the date by which the Company must complete an initial business combination to May 1, 2023 (the “Initial Extension” and such date, the “Initial Extended Date”), the Company’s sponsor, Perception Capital Partners II LLC, a Delaware limited liability company (the “Sponsor”) agreed, pursuant to that certain Convertible Promissory Note, dated as of October 31, 2022, by and between the Sponsor and the Company (the “Extension Note”), to make monthly contributions to the Company as a loan (each loan, a “Contribution”) $0.04 for each Public Share outstanding following the shareholder meeting held in connection with the vote to approve the Initial Extension (the “Initial Extension Meeting”). Based on the 2,457,892 Public Shares outstanding following the redemptions in connection with the Initial Extension Meeting, the Sponsor has made aggregate Contributions of $589,894.08 (representing Contributions of $98,315.68 per month for each month following the Initial Extension Meeting and prior to the Initial Extended Date). On April 10, 2023, the Company and the Sponsor amended and restated the Extension Note in its entirety to, among other things, increase the aggregate principal amount available thereunder from $720,000 to $1,200,000, contingent upon the approval of the Extension Proposal. Pursuant to the Extension Note, the Sponsor has agreed that, assuming the Extension Proposal is approved and the Extension is implemented, it will continue to make Contributions of $0.04 for each Public Share then outstanding, for each month (or pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with the shareholder vote to approve an initial business combination and (ii) the aggregate Contributions totaling $1,200,000. Monthly Contributions following the Special Meeting will be based on the number of Public Shares outstanding following the Special Meeting (after giving effect to any redemption demands made in connection therewith). Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, assuming the Extension Proposal is approved, the Extension is implemented and the Sponsor makes the full amount of monthly Contributions to the Extended Date, the Company estimates that the per-share price at which Public Shares could be redeemed from cash held in the Trust Account would be approximately $11.00 on November 1, 2023 (based on the amount held in the Trust Account as of April 5, 2023, and estimated interest income and taxes following that date and including the Sponsor’s monthly Contributions pursuant to the Extension Note (assuming no redemptions in connection with the Special Meeting)), in comparison to the per-share price as of April 5, 2023 of approximately $10.56 per share. The loans may be settled in whole warrants to purchase Public Shares. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Board will have the sole discretion whether to continue extending for additional months until $1,200,000 has been loaned, and if the Board determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Charter.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by May 1, 2023, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the

Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by May 1, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete an initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to Public Warrants or warrants issued by the Company to the Sponsor simultaneously with the closing of the IPO in a private placement (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”), which will expire worthless if the Company fails to complete an initial business combination by May 1, 2023 or, if the Extension Proposal is approved, the Extended Date.

If the Company liquidates, the Sponsor has agreed that it will be liable to the Company if, and to the extent, any claims by a third party (other than the Company’s independent auditors) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.15 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses. The per-share liquidation price for the Public Shares is anticipated to be approximately $11.00 on November 1, 2023 (based on the amount held in the Trust Account as of April 5, 2023, and estimated interest income and taxes following that date and including the Sponsor’s monthly Contributions pursuant to the Extension Note (assuming no redemptions in connection with the Special Meeting)). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.15 due to unforeseen claims of potential creditors.

If either of the Charter Amendment Proposals is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their Public Shares in connection with the Extension Proposal will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $26,282,956.89 that was in the Trust Account as of April 5, 2023. For example, in October 2022, $210,161,773.71 was paid out of the Trust Account in connection with the redemptions received in connection with the Initial Extension Meeting. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on April 10, 2023 (the “record date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 8,207,892 Ordinary Shares issued and outstanding, including (i) 2,457,892 Public Shares and (ii) 5,750,000 Founder Shares. The Company’s Warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the Special Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing pcct.info@investor.morrowsodali.com.

April 10, 2023

By Order of the Board,

/s/ Scott Honour

Scott Honour
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON APRIL 27, 2023

This Notice of Special Meeting and Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 27, 2023 are available at https://www.cstproxy.com/perceptionii/2023.

i

PERCEPTION CAPITAL CORP. II
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING

To Be Held at 11:00 a.m., Eastern Time, on April 27, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors of Perception Capital Corp. II (the “Board”) for use at the extraordinary general meeting of Perception Capital Corp. II, a Cayman Islands exempted company (the “Company”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held on April 27, 2023 at 11:00 a.m., Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301, and will be available to attend virtually via the Internet. You will be able to attend the Special Meeting online, vote, view the list of shareholders entitled to vote at the general meeting and submit your questions during the general meeting by visiting https://www.cstproxy.com/perceptionii/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at 525 University Avenue, Palo Alto, CA 94301, telephone (650) 470-4500.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the Company’s initial business combination (as defined below) and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” “targets,” “projects,” “contemplates,” “predicts,” “potential,” “continue,” or “believes,” or variations of such words and phrases or statements that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “will” or “will be taken,” “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

•

the occurrence of any event, change or other circumstances that could give rise to a delay in or failure to complete an initial business combination, including the previously announced initial business combination (“Business Combination”) with Spectaire Inc., a Delaware corporation (“Spectaire”);

•	the outcome of any legal proceedings that may be instituted against the Company or a prospective target business following the announcement of an initial business combination;
•	the inability to complete an initial business combination due to, among other things, the failure to obtain shareholder approval;
•	the amount of redemptions by public shareholders;
•	the ability to extend the date by which the Company must complete an initial business combination;
•

the ability to achieve regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crises, including the effects of the coronavirus (“COVID-19”) pandemic and resulting significant negative effects to the global economy;

•	changes or disruptions in the securities markets, legislative, political or economic developments and volatility of financial markets;
•	expectations around the performance of a prospective target business or businesses, including Spectaire;
•	success in retaining or recruiting, or changes required in, the Company’s officers, key employees, directors and other personnel following an initial business combination;
•	the Company’s directors and officers allocating their time to other businesses and potentially having conflicts of interest with the Company business or in approving an initial business combination;
•	the ability to obtain additional financing to complete an initial business combination;
•	the pool of prospective target businesses;
•

the ability to consummate an initial business combination due to the uncertainty resulting from COVID-19 and other events (such as terrorist attacks, natural disasters or a significant outbreak of other infectious diseases);

•	the ability of the Company’s directors and officers to generate a number of other potential initial business combination opportunities if the Company does not consummate the Business Combination;
•	the Company’s public securities’ potential liquidity and trading;
•	the lack of a market for the Company’s securities;
•	the use of proceeds not held in the Trust Account (as defined below) or available to the Company from interest income on the Trust Account balance;
•	the Trust Account being subject to claims of third parties;
•	the Company’s financial performance; and
•	the classification of the Company’s warrants as derivative liabilities.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, including those factors described under the heading “Risk Factors” therein, and the Company’s subsequent quarterly reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated on January 21, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). On November 1, 2021, the Company consummated its initial public offering (“IPO”) of its units (the “Units”), with each Unit consisting of one Class A ordinary share, par value $0.0001 per share (the “Public Shares”) and one-half of one redeemable warrant to purchase one Class A ordinary share (the “Public Warrants”), which included the full exercise by the underwriters of their over-allotment option in the amount of 3,000,000 Units. Simultaneously with the closing of the IPO, the Company completed the private sale of 10,050,000 private placement warrants at a purchase price of $1.00 per private placement warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”) to Perception Capital Partners II LLC (the “Sponsor”), generating gross proceeds to the Company of $10,050,000. Following the closing of the IPO, a total of $233,450,000 ($10.15 per Unit) of the net proceeds from the IPO and the sale of the Private Placement Warrants was placed in the trust account established in connection with the IPO (the “Trust Account”), with Continental Stock Transfer & Company (“Continental”), acting as trustee. In October, 2022, in connection with the shareholder vote to extend the date by which the Company must complete an initial business combination to May 1, 2023 (the “Initial Extension” and such date, the “Initial Extended Date”), certain shareholders elected to redeem an aggregate of 20,542,108 Public Shares, and in connection therewith, approximately $210,161,773.71 was paid out of the Trust Account. The Company’s amended and restated memorandum and articles of association (the “Charter”) provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares (the “public shareholders”) if the Company does not complete an initial business combination by May 1, 2023.

On January 16, 2023, the Company entered into that certain Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”) with Perception Spectaire Merger Sub Corp., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”) and Spectaire, pursuant to which Merger Sub will merge with and into Spectaire (the “Merger”), with Spectaire as the surviving corporation and wholly-owned subsidiary of the Company.

While the Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before May 1, 2023 to hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination. Instead, the closing of the Business Combination is expected to take place as soon as practicable after such extraordinary general meeting, which is expected to be held sometime before November 1, 2023 (the “Extended Date”), subject to the satisfaction of waiver of the closing conditions in the Merger Agreement. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that the Business Combination opportunity is compelling and in the best interests of the Company and its shareholders. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.

What is being voted on?

You are being asked to vote on the following proposals:

1.

as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must either (1) consummate an initial business combination or (2) (i) cease its operations, except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Public Shares, from May 1, 2023 to the Extended Date (the “Extension” and such proposal, the “Extension Proposal”);

2.

as a special resolution, to amend the Charter pursuant to an amendment (the “Redemption Limitation Amendment’) to the Charter as set forth in Annex A of this proxy statement to eliminate from the Charter the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal” and, together with the Extension Proposal, the “Charter Amendment Proposals”); and

3.

as an ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals (the “Adjournment Proposal”), which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve either of the Charter Amendment Proposals, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

If the Extension Proposal is approved, the Company plans to hold an extraordinary general meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination filed with the SEC on January 17, 2023, including the complete text of the Merger Agreement, as may be amended from time to time, a copy of which is attached as an annex thereto, and the proxy statement that the Company has filed in connection with the shareholder vote to approve the Business Combination, if and when filed and, in each case, as may be amended or supplemented from time to time.

You are not being asked to vote on an initial business combination at this time. If any of the Charter Amendment Proposals are approved and implemented and you do not elect to redeem your Public Shares in connection with the Charter Amendment Proposals, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your Public Shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its Public Shares.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of the Board. Rick Gaenzle, Scott Honour and Corey Campbell or the chairperson of the Special Meeting have been designated as proxies by the Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described below. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Special Meeting?

The Special Meeting will be held on April 27, 2023 at 11:00 a.m., Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Special Meeting online, vote, view the list of shareholders entitled to vote at the general meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/perceptionii/2023. The Special Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. The Company encourages you to access the Special Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Special Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at 525 University Avenue, Palo Alto, CA 94301, telephone (650) 470-4500. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

The Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete its initial business combination.

On April 10, 2023, the Company and the Sponsor amended and restated the Extension Note (as defined below) in its entirety to, among other things, increase the aggregate principal amount available thereunder from $720,000 to $1,200,000, contingent upon the approval of the Extension Proposal. If the Extension Proposal is approved and the Extension is implemented, the Sponsor has agreed, pursuant to that certain Convertible Promissory Note, dated as of October 31, 2022, by and between the Sponsor and the Company (the “Extension Note”), to continue to make monthly contributions to the Company as a loan (each loan, a “Contribution”) $0.04, beginning on the first month following the Initial Extended Date, for each Public Share outstanding following the Special Meeting until the earlier of (i) the date of the extraordinary general meeting held in connection with the shareholder vote to approve an initial business combination and (ii) the aggregate Contributions totaling $1,200,000. Monthly Contributions following the Special Meeting will be based on the number of Public Shares outstanding following the Special Meeting (after giving effect to any redemption demands made in connection therewith). Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, assuming the Extension Proposal is approved, the Extension is implemented and the Sponsor makes the full amount of monthly Contributions to the Extended Date, the Company estimates that the per-share price at which Public Shares could be redeemed from cash held in the Trust Account would be approximately $11.00 on November 1, 2023 (based on the amount held in the Trust Account as of April 5, 2023, and estimated interest income and taxes following that date and including the Sponsor’s monthly Contributions pursuant to the Extension Note (assuming no redemptions in connection with the Special Meeting)), in comparison to the per-share price as of April 5, 2023 of approximately $10.56 per share. The loans may be settled in whole warrants to purchase Public Shares. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Board will have the sole discretion whether to continue extending for additional months until $1,200,000 has been loaned, and if the Board determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Charter.

The Charter currently provides that if the Company does not complete an initial business combination by May 1, 2023, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Company believes that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing the Business Combination, the Company’s entry into the Merger Agreement and the Company’s belief that the Business Combination offers an attractive investment for its shareholders, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and its shareholders.

The Board recommends that you vote in favor of the Extension proposal, but expresses no opinion as to whether you should redeem your Public Shares.

Why should I vote to approve the Redemption Limitation Amendment Proposal?

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation.

Shareholders are entitled to exercise redemption rights in connection with the proposals to be voted on at the Special Meeting and the proposals to be voted on at the extraordinary general meeting for the Business Combination. Under the Charter, the Company cannot consummate an initial business combination unless it has net tangible assets of at least $5,000,001 upon consummation of an initial business combination. In addition, if holders of enough of the Public Shares were to seek redemption rights in connection with the consideration of these proposals, even if the amendments were approved by the requisite vote of shareholders, the Company would not be able to implement the amendments or provide redemption rights as its Charter requires that it must have at least $5,000,001 in net tangible assets to do so.

The Company believes that the Redemption Limitation which may prevent it from completing an initial business combination is not needed. The purpose of the Redemption Limitation was initially to ensure that the Public Shares not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Public Shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.

The Company believes that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given its expenditure of time, effort and money on pursuing an initial business combination, and its belief that an initial business combination is in the best interest of the Company and its shareholders, the Redemption Limitation Amendment Proposal is warranted.

In connection with the Charter Amendment Proposals, public shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Public Shares, regardless of how or if such public shareholders vote on the Charter Amendment Proposals. If the Redemption Limitation Amendment Proposal is not approved or not implemented, the Company will not proceed with the Extension if redemptions of Public Shares cause it to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Charter.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing, and will not propose, to change that obligation to the public shareholders.

If public shareholders do not elect to redeem their Public Shares, such public shareholders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination.

The Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.

How do the Company insiders intend to vote their shares?

The Sponsor, certain initial shareholders and their permitted transferees (collectively, the “Initial Shareholders”) have the right to vote approximately 70.1% of the Company’s issued and outstanding Ordinary Shares, and are expected to vote all of their shares in favor of each proposal to be voted upon by shareholders at the Special Meeting. Accordingly, it is expected that the Ordinary Shares held by the Initial Shareholders will be sufficient to establish a quorum and to approve the Charter Amendment Proposals. Therefore, assuming the Initial Shareholders all vote in favor of the Charter Amendment Proposals and all outstanding Ordinary Shares held by the Initial Shareholders are represented at the Special Meeting in person or by proxy, the affirmative vote of additional Public Shares is not required to approve the Extension Proposal.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. The Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of the Public Shares or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)

In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would represent in writing that such Public Shares will not be voted in favor of approving the Charter Amendment Proposals; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

To the extent any such purchases by  the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Charter Amendment Proposals will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such Public Shares; and (v) the number of Public Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of Public Shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Charter Amendment Proposals to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Charter Amendment Proposals at the Special Meeting and could decrease the chances that the Charter Amendment Proposals would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of such securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. The Initial Shareholders intend to vote in favor of the Extension Proposal. In October 2022, in connection with the Company’s Initial Extension Meeting, 20,542,108 Public Shares (representing approximately 89.3% of the then outstanding Public Shares) were tendered for redemption and redeemed, resulting in 2,457,892 Public Share remaining. As a result, the 5,750,000 Founder Shares held by the Initial Shareholders now represent approximately 70.1% of the Ordinary Shares. Accordingly, it is expected that the Ordinary Shares held by the Initial Shareholders will be sufficient to establish a quorum and to approve the Extension Proposal. Therefore, assuming the Sponsor and the Initial Shareholders all vote in favor of the Extension Proposal and all outstanding Ordinary Shares held by the Sponsor and the Initial Shareholders are represented at the Special Meeting in person or by proxy, the affirmative vote of additional Public Shares is not required to approve the Extension Proposal.

What vote is required to approve the Redemption Limitation Amendment Proposal?

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. The Initial Shareholders intend to vote in favor of the Redemption Limitation Amendment Proposal. In October 2022, in connection with the Company’s Initial Extension Meeting, 20,542,108 Public Shares (representing approximately 89.3% of the then outstanding Public Shares) were tendered for redemption and redeemed, resulting in 2,457,892 Public Share remaining. As a result, the 5,750,000 Founder Shares held by the Initial Shareholders now represent approximately 70.1% of the Ordinary Shares. Accordingly, it is expected that the Ordinary Shares held by the Initial Shareholders will be sufficient to establish a quorum and to approve the Redemption Limitation Amendment Proposal. Therefore, assuming the Initial Shareholders all vote in favor of the Redemption Limitation Amendment Proposal and all outstanding Ordinary Shares held by the Initial Shareholders are represented at the Special Meeting in person or by proxy, the affirmative vote of additional Public Shares is not required to approve the Redemption Limitation Amendment Proposal.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. The Initial Shareholders intend to vote in favor of the Adjournment Proposal. In October 2022, in connection with the Company’s Initial Extension Meeting, 20,542,108 Public Shares (representing approximately 89.3% of the then outstanding Public Shares) were tendered for redemption and redeemed, resulting in 2,457,892 Public Share remaining. As a result, the 5,750,000 Founder Shares held by the Initial Shareholders now represent approximately 70.1% of the Ordinary Shares. Accordingly, it is expected that the Ordinary Shares held by the Initial Shareholders will be sufficient to establish a quorum and to approve the Adjournment Proposal. Therefore, assuming the Sponsor and the Initial Shareholders all vote in favor of the Adjournment Proposal and all outstanding Ordinary Shares held by the Sponsor and the Initial Shareholders are represented at the Special Meeting in person or by proxy, the affirmative vote of additional Public Shares is not required to approve the Adjournment Proposal.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposals. A shareholder’s failure to vote by proxy or to vote in person or online at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date, as described in this proxy statement, the Company does not anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by May 1, 2023, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Warrants, which will expire worthless if the Company fails to complete an initial business combination by May 1, 2023.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Found Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by May 1, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial business combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

What happens if the Redemption Limitation Amendment Proposal is not approved or not implemented?

If the Extension Proposal is approved but the Redemption Limitation Amendment Proposal is not approved or not implemented, the Company will not redeem Public Shares to the extent that, if the Redemption Limitation Amendment Proposal is not approved or not implemented, accepting all properly submitted redemption requests would cause the Company to have less than $5,000,001 of net tangible assets. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and the Company receives notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, the Company’s and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid the Redemption Limitation, which may include, at the Company’s and/or Sponsor’s option and in each entity’s sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of the Company’s significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of the Company’s significant shareholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because the Company does not take action to increase its net tangible assets or because its attempt to do so is not successful, then the Company will not proceed with the amendments set forth in Annex A of the proxy statement and the Company will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by May 1, 2023.

If the Charter Amendment Proposals are approved, what happens next?

If the Extension Proposal is approved, the Company expects to continue to attempt to consummate an initial business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The Warrants will remain outstanding in accordance with their terms.

The Company is continuing its efforts to complete the Business Combination, which will involve completing the closing conditions to the Merger Agreement, including, without limitation, holding an extraordinary general meeting to consider and approve the Business Combination and related proposals.

The Company is seeking approval of the Extension because the Company may not be able to complete all of the tasks listed above, among others, and additional tasks that may be required to consummate the Business Combination, prior to May 1, 2023. If the Extension Proposal is approved, the Company expects to seek shareholder approval of the Business Combination before the Extended Date. If shareholders approve the Business Combination, the Company expects to consummate the Business Combination as soon as possible following such shareholder approval and satisfaction of the other conditions to the consummation of the Business Combination.

Upon approval of the Charter Amendment Proposals by the required number of votes, or approval of the Extension Proposal by the required number of votes in the event the Redemption Limitation Amendment Proposal is not approved or not implemented and as a result of the redemptions, the Redemption Limitation is not reached, the Company plans to file an amendment to the Charter with the Cayman Islands Registrar of Companies (the “Cayman ROC’) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and the Units, Public Shares and Public Warrants will remain publicly traded. Assuming the Extension Proposal is approved, if the Board abandons the Redemption Limitation Amendment Proposal, public shareholders will not have their Public Shares redeemed if the Redemption Limitation is exceeded. If the Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

If any of the Charter Amendment Proposals are approved and implemented, any removal of any amount equal to the number of Public Shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account (including interest not previously released to the Company to pay its taxes), divided by the number of then outstanding Public Shares (the “Withdrawal Amount”) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Founder Shares. If the Redemption Limitation Amendment Proposal is not approved or not implemented, the Company will not proceed with the Extension if redemptions of the Public Shares cause it to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Charter.

If the Extension Proposal is approved, an affiliate of the Sponsor will continue to receive payments from the Company of $10,000 per month for office space, and administrative and support services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of October 27, 2021, by and between the Company and the Sponsor, as may be amended (the “Administrative Services Agreement”).

If (i) the Charter Amendment Proposals are approved and the Company amends the Charter, or (ii) the Redemption Limitation is exceeded, will its securities remain listed on The Nasdaq Global Market following shareholder redemptions?

The Public Shares, Units and Public Warrants are listed on The Nasdaq Global Market (“Nasdaq”). The Company is subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of its securities on Nasdaq. Such continued listing requirements for the Public Shares include, among other things, the requirement to maintain at least 300 public holders, at least 500,000 publicly held shares and the Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $35,000,000. Pursuant to the terms of the Charter, in connection with the Charter Amendment Proposals, public shareholders may elect to redeem their Public Shares and, as a result, the Company may not be in compliance with Nasdaq’s continued listing requirements.

If the Company’s securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist its securities from trading on its exchange. If Nasdaq delists any of the Company’s securities from trading on its exchange and the Company is not able to list such securities on another approved national securities exchange, the Company expects that such securities could be quoted on an over-the-counter market. If this were to occur, the Company could face significant material adverse consequences, including: (i) a limited availability of market quotations for the Company’s securities, (ii) reduced liquidity for the Company’s securities, (iii) a determination that the Public Shares are “penny stocks” which will require brokers trading in the Public Shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” The Public Shares, Units and Public Warrants qualify as covered securities under such statute. If the Company were no longer listed on Nasdaq, its securities would not qualify as covered securities under such statute and it would be subject to regulation in each state in which it offers securities.

Where will I be able to find the voting results of the Special Meeting?

The Company will announce preliminary voting results at the Special Meeting. The Company will also disclose final voting results on a Current Report on Form 8-K that it will file with the SEC within four business days after the Special Meeting. If final voting results are not available to the Company in time to file a Current Report on Form 8-K within four business days after the Special Meeting, the Company will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination, such as the Business Combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination such as the Business Combination when it is submitted to shareholders. If you disagree with an initial business combination, such as the Business Combination, you will retain your right to redeem your Public Shares upon consummation of such initial business combination, subject to any limitations set forth in the Charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s secretary at 315 Lake Street East, Suite 301, Wayzata, MN 55391, so that it is received by the Company’s secretary prior to the vote at the Special Meeting (which is scheduled to take place on April 27, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s secretary, which must be received by the Company’s secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person or virtually at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The Company believes that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under the Charter and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Special Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Who can vote at the Special Meeting?

Holders of Ordinary Shares as of the close of business on April 10, 2023 (the “record date”), are entitled to vote at the Special Meeting. As of the record date, there were 8,207,892 Ordinary Shares issued and outstanding, including (i) 2,457,892 Public Shares and (ii) 5,750,000 Founder Shares. The Company’s Warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Special Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Public Shares and holders of Founder Shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders except as required by law. The Initial Shareholders collectively own all of the Company’s issued and outstanding Founder Shares, constituting approximately 70.1% of the Company’s issued and outstanding Ordinary Shares.

Registered Shareholders. If the Ordinary Shares are registered directly in your name with Continental, the Company’s transfer agent, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.

“Street Name” Shareholders. If the Ordinary Shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, the Company refers to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares, Private Placement Warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of its winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 – The Extension Proposal – Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting shareholders?

Neither Cayman Islands law nor the Charter provides for dissenters’ rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Special Meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals. Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the general meeting. Accordingly, shareholders will have no right to dissent and obtain payment for their Ordinary Shares.

How do I vote?

If you are a holder of record of Ordinary Shares on the record date for the Special Meeting, you may vote in person or by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote online by virtually attending the Special Meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you email a valid legal proxy, you will be issued a 12-digit meeting control number that will allow you to register to attend and participate in the Special Meeting. If you wish to attend the special Meeting virtually you should contact Continental no later than April 17, 2023 to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such shareholder’s Public Shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(ii)

(a) hold Public Shares or (b) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and Public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(iii)

prior to 5:00 p.m., Eastern Time, on April 25, 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its or their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Charter Amendment Proposals

Based upon the amount held in the Trust Account as of April 5, 2023, which was $26,282,956.89, and taking into account estimated interest income and taxes following that date, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.70 at the time of the Special Meeting to be held on April 27, 2023. The closing price of a Public Share on April 5, 2023 was $10.56. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting, pursuant to which the Company has agreed to pay Morrow a fee of $17,500, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including its annual report, and its subsequent quarterly reports, you should contact:

Perception Capital Corp. II
315 Lake Street East, Suite 301
Wayzata, MN 55391
Telephone: (952) 456-5300

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: pcct.info@investor.morrowsodali.com

For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination filed with the SEC on January 17, 2023, including the complete text of the Merger Agreement provided as an exhibit thereto, and the proxy statement, as may be amended or supplemented from time to time, in connection with the shareholder vote for the Business

Combination. You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern Time, on April 25, 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
E-mail: mzimkind@continentalstock.com

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held in person or by proxy on April 27, 2023 at 11:00 a.m., Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at 525 University Avenue, Palo Alto, CA 94301, or virtually via live webcast at https://cstproxy.com/perceptionii/2023, to consider and vote upon the proposals to be put to the Special Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at 525 University Avenue, Palo Alto, CA 94301, telephone (650) 470-4500.

At the Special Meeting, you will be asked to consider and vote upon the following proposals:

1.

Proposal No. 1 – The Extension Proposal – as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the company must either (i) consummate an initial business combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial business combination, and  redeem all of the Public Shares included as part of the units sold in the Company’s IPO, from May 1, 2023 to the Extended Date;

2.

Proposal No. 2 – The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter as set forth in Annex A of this proxy statement to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would result in the Company having net tangible assets of less than $5,000,001; and

3.

Proposal No. 3 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals, which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve either of the Charter Amendment Proposals, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on April 10, 2023 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the Ordinary Shares entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. As of the record date, there were 8,207,892 Ordinary Shares issued and outstanding, including 2,457,892 Public Shares and 5,750,000 Founder Shares. The Company’s Warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under the Charter and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Special Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters. The

Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Votes Required

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

The Initial Shareholders intend to vote in favor of each of the proposals. In October 2022, in connection with the Company’s Initial Extension Meeting, 20,542,108 Public Shares (representing approximately 89.3% of the then outstanding Public Shares) were tendered for redemption and redeemed, resulting in 2,457,892 Public Share remaining. As a result, the 5,750,000 Founder Shares held by the Initial Shareholders now represent approximately 70.1% of the Ordinary Shares. Accordingly, it is expected that the Ordinary Shares held by the Initial Shareholders will be sufficient to establish a quorum and to approve each of the Charter Amendment Proposals and the Adjournment Proposal. Therefore, assuming the Initial Shareholders all vote in favor of the each proposal and all outstanding Ordinary Shares held by the Initial Shareholders are represented at the Special Meeting in person or by proxy, the affirmative vote of additional Public Shares is not required to approve the Charter Amendment Proposals or the Adjournment Proposal.

A shareholder’s failure to vote at the Special Meeting in person or by proxy will not be counted toward the number of Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Voting

You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with Continental, the Company’s transfer agent, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Rick Gaenzle, Scott Honour and Corey Campbell or the Chairperson of the Special Meeting to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.

Alternatively, you can vote your shares online by virtually attending the Special Meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting virtually should contact Continental no later than April 17, 2023, to obtain this information.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. The Company believes each of the proposals constitutes a “non-discretionary” matter.

Proxies

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on either of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes each of the proposals constitutes a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact the Company’s proxy solicitor, Morrow, at (800) 662-5200 (or banks and brokers can call collect at (203) 658-9400) or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing pcct.info@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s secretary at 315 Lake Street East, Suite 301, Wayzata, MN 55391, so that it is received by the Company’s secretary prior to the vote at the Special Meeting (which is scheduled to take place on April 27, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s secretary, which must be received by the Company’s secretary prior to the vote at the Special Meeting or by attending the Special Meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special Meeting

The Special Meeting will be held in person or by proxy on April 27, 2023 at 11:00 a.m., Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at 525 University Avenue, Palo Alto, CA 94301, or virtually via live webcast online at https://cstproxy.com/perceptionii/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting and has agreed to pay Morrow a fee of $17,500, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: pcct.info@investor.morrowsodali.com

If any additional solicitation of the holders of outstanding Ordinary Shares is deemed necessary, the Company (through its directors and officers) anticipates making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

Neither Cayman Islands law nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.

Shareholder Proposals

No business may be transacted at an annual general meeting, including the Special Meeting, other than business that is either (i) specified in the Notice of Special Meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the Special Meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Special Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of the Board with respect to any such matters. The Company expects that the Public Shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board with respect to any such matters.

Principal Executive Offices

The Company’s principal executive offices are located at 315 Lake Street East, Suite 301, Wayzata, MN 55391. The Company’s telephone number is (952) 456-5300. The Company’s corporate website address is https://www.perceptionii.com/. The website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 – THE EXTENSION PROPOSAL

Background

The Company is a blank check company, incorporated on January 21, 2021 as a Cayman Islands exempted company for the purpose of effecting an initial business combination.

On November 1, 2020, the Company consummated its IPO of 23,000,000 Units, with each unit consisting of one Public Share and one-half of one Public Warrant to purchase one Public Share, which included the full exercise by the underwriters of their overallotment option in the amount of 3,000,000 Units. Simultaneously with the closing of the IPO, the Company completed the private sale of 10,050,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds of $10,050,000. Following the closing of the IPO, a total of $23,000,000 ($10.15 per Unit) of the net proceeds from the IPO and the sale of the Private Placement Warrants was placed in the Trust Account, with Continental acting as trustee. In October 2022, in connection with the shareholder vote to extend the date by which the Company must complete an initial business combination to May 1, 2023, certain shareholders elected to redeem an aggregate of 20,542,108 Public Shares, and in connection therewith, approximately $210,161,773.71 was paid out of the Trust Account.

The Charter provides that the Company has until May 1, 2023 to complete an initial business combination. While the Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before May 1, 2023, to hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination. Instead, the closing of the Business Combination is expected to take place as soon as practicable after such meeting, which is expected to be held sometime before the Extended Date, subject to the satisfaction or waiver of the closing conditions in the Merger Agreement. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to obtain the Extension.

The Extension

The Company is proposing to amend the Charter by special resolution pursuant to an amendment to the Charter in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate an initial business combination and (2) (i) cease operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Public Shares from May 1, 2023 to the Extended date.

Reasons for the Extension Proposal

On January 16, 2023, the Company entered into the Merger Agreement, pursuant to which Merger Sub will merge with and into Spectaire, with Spectaire as the surviving corporation and wholly owned subsidiary of the Company.

While the Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before May 1, 2023 to hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination because, among other things, the Company and Spectaire are working on identifying financing arrangements with respect to the Business Combination with the goal of providing additional cash to fund the operations and growth of the combined company post-Business Combination. As of the date of this proxy statement and in connection with the Initial Extension Meeting, approximately 20,542,108, or 89.3%, of the 23,000,000 Public Shares included in the Units sold in the IPO have been tendered for redemption and redeemed. All demands for redemption made in connection with the shareholder vote to extend the date by which the Company must complete an initial business combination have been completed, and such shares have been redeemed. Subject to the satisfaction or waiver of the closing conditions in the Merger Agreement, the closing of the Business Combination is expected to take place as soon as practicable after the shareholder meeting related to the approval of the Business Combination, which is expected to be held sometime before the Extended Date. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that the Business Combination opportunity is compelling and in the best interests of the Company and its shareholders. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date.

The Charter currently provides that if the Company does not complete an initial business combination by May 1, 2023, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Warrants, which will expire worthless if the Company fails to complete an initial business combination by May 1, 2023 or, if the Extension Proposal is approved, the Extended Date.

The Company believes that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, its entry into the Merger Agreement and the belief that the Business Combination offers an attractive investment for shareholders, the Extension is warranted.

Pursuant to the Extension Note, as amended on April 10, 2023, the Sponsor has agreed that, if the Extension Proposal is approved, the Sponsor will continue to Contribute to the Company as a loan $0.04 for each Public Share that is not redeemed in connection with the Special Meeting, for each month (or a pro rata portion thereof if less than a month), beginning on the month of the Initial Extended Date, until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination and (ii) aggregate Contributions totaling $1,200,000. Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. The Sponsor will not make any Contribution unless the Extension Proposal is approved and the Extension is implemented. The loans may be settled in whole Warrants to purchase Public Shares. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Board will have the sole discretion whether to continue extending for additional months until $1,200,000 has been loaned, and if the Board determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Charter.

The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and its shareholders. A copy of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your Public Shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its Public Shares.

If the Extension Proposal Is Not Approved

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by May 1, 2023, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Warrants, which will expire worthless if the Company fails to complete an initial business combination by Mayr 1, 2023 or, if the Extension Proposal is approved, the Extended Date.

The Sponsor and the Company’s Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by May 1, 2023, or, if the Extension Proposal is approved, the Extended date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete an initial business combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

If the Extension Proposal Is Approved

If the Extension Proposal is approved, the Company will file an amendment to the Charter with the Cayman ROC in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its Units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate an initial business combination, and specifically the Business Combination, by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the $26,282,956.89 that was in the Trust Account as of April 5, 2023. For example, in October 2022, $210,161,773.71 was paid out of the Trust Account following the redemptions received in connection with the Initial Extension Meeting. As of April 5, 2023, the amount held in the Trust Account was $26,282,956.89, and without giving effect to any requests for redemption in connection with the Special Meeting, the amount expected to be held in the Trust Account on the date of the Special Meeting, is $26,304,859.35. The closing price of a Public Share on April 5, 2023 was $10.56. The Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, the Company will not proceed with the Extension if the number of redemptions of the Public Shares causes it to have less than $5,000,001 of net tangible assets following approval of the Extension.

If the Extension is approved, an affiliate of the Sponsor will continue to receive payments from the Company of $10,000 per month for office space, and administrative and support services until the earlier of the Company’s consummation of an initial business combination and the Company’s liquidation pursuant to the Administrative Services Agreement.

Redemption Rights

If the Extension Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem his, her or its Public Shares. Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON APRIL 25, 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Extension is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(a)

(i) hold Public Shares or (ii) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares and

(b)

prior to 5:00 p.m., Eastern Time, on April 25, 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to Continental, the Company’s transfer agent, and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that Continental return the shares (physically or electronically). You may make such request by contacting Continental at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed in connection with the Extension and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. Continental will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Public Shares.

Based upon the amount held in the Trust Account as of April 5, 2023, which was $26,282,956.89, and taking into account estimated interest income and taxes following that date, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.70 at the time of the Special Meeting to be held on April 27, 2023. The closing price of a Public Share on April 5, 2023 was $10.56. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Special Meeting.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension is completed. This discussion applies only to Public Shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the Sponsor or the Company’s directors and officers;
•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that that are subject to the mark-to-market method of accounting;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent or more of the Company’s voting shares or five percent or more of the total value of all classes of the Company’s shares;
•

persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;
•	controlled foreign corporations; and
•	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

The Company has not and does not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold the Company’s securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that, for U.S. federal income tax purposes, is:

•	an individual citizen or resident of the United States,
•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•	an estate whose income is subject to U.S. federal income tax regardless of its source, or
•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the PFIC considerations discussed below under “– PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to the redemption provisions described in this proxy statement will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “– U.S. Holders – Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “– U.S. Holders – Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only Ordinary Shares actually owned by such U.S. Holder, but also Ordinary Shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Ordinary Shares owned directly, Ordinary Shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Ordinary Shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Warrants.

The redemption of Ordinary Shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Ordinary Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Ordinary Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Ordinary Shares owned by certain family members and such U.S. Holder does not constructively own any other Ordinary Shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares or, if it has none, to such holder’s adjusted tax basis in its Warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “– PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because the Company believes it is likely that it was a PFIC for its prior taxable year ended December 31, 2022, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “– PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because the Company is a blank check company, with no current active business, it is likely that the Company will be a PFIC for its current taxable year ending December 31, 2023. The Company’s PFIC status for its current taxable year, however, depends in part on whether it completes an initial business combination prior to December 31, 2023, as well as the timing and specifics of any such initial business combination. Furthermore, although the Company likely met the PFIC asset or income test for its prior taxable year ended December 31, 2021 (the “Start-Up Year”), pursuant to a start-up exception, it may not be treated as a PFIC for the Start-Up Year if the Company is not a PFIC for the current taxable year and prior taxable year ended December 31, 2022, and certain other conditions are met. Accordingly, the Company’s PFIC status for the Start-Up Year also depends in part on whether it completes an initial business combination prior to December 31, 2023, and the timing and other specifics of any such initial business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of the current taxable year, there can be no assurances with respect to the Company’s PFIC status for such year, the prior taxable year ended December 31, 2022 or the Start-Up Year. Although the Company’s PFIC status is determined annually, any determination that the Company is a PFIC for a given taxable year will continue to apply to any U.S. Holders who held the Company’s securities during such taxable year, absent certain elections described below.

If the Company is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and (ii) the U.S. Holder did not make a timely and effective “qualified election fund” election for each of the Company’s taxable years as a PFIC in which the U.S. Holder held Public Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

•	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and

•

any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its Ordinary Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such Ordinary Shares).

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;
•

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which the Company is a PFIC, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Required Vote

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Special Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes each of the proposals constitutes a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting. If the Extension Proposal is not approved and the Company does not consummate an initial business combination by May 1, 2023, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Warrants, which will expire worthless if the Company fails to complete an initial business combination by May 1, 2023 or, if the Extension Proposal is approved, the Extended Date.

The Initial Shareholders intend to vote all Ordinary Shares owned by them in favor of the Extension. On the record date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of Founder Shares and their respective ownership thereof.

In October 2022, in connection with the Company’s Initial Extension Meeting, 20,542,108 Public Shares (representing approximately 89.3% of the then outstanding Public Shares) were tendered for redemption and redeemed, resulting in 2,457,892 Public Share remaining. As a result, the 5,750,000 Founder Shares held by the Initial Shareholders now represent approximately 70.1% of the Ordinary Shares. Accordingly, it is expected that the Ordinary Shares held by the Initial Shareholders will be sufficient to establish a quorum and to approve the Extension Proposal. Therefore, assuming the Sponsor and the Initial Shareholders all vote in favor of the Extension Proposal and all outstanding Ordinary Shares held by the Sponsor and the Initial Shareholders are represented at the Special Meeting in person or by proxy, the affirmative vote of additional Public Shares is not required to approve the Extension Proposal.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of the Public Shares or during a restricted period under Regulation M under the Exchange Act.

In the event that  the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would represent in writing that such Public Shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

To the extent any such purchases by  the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such Public Shares; and (v) the number of Public Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of Public Shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of such securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by May 1, 2023, the 5,750,000 Founder Shares held by the Sponsor and certain of the Company’s directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 10,050,000 Private Placement Warrants held by the Sponsor;

•

In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•

All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension Proposal is not approved and no initial business combination is completed by May 1, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Special Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter;

•

The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension Proposal is not approved and the Company does not consummate an initial business combination by May 1, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses;

•

On October 31, 2022, the Company issued the Extension Note to the Sponsor in the aggregate amount of $720,000. Pursuant to the Extension Note, the Sponsor has agreed that it will Contribute to the Company as a loan $0.04 for each Public Share that was not redeemed in connection with the Initial Extension Meeting, for each month (or pro rata potion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with the shareholder vote to approve an initial business combination and (ii) the aggregate Contributions totaling $720,000. On April 10, 2023, the Company and the Sponsor amended and restated the Extension Note in its entirety to, among other things, increase the aggregate principal amount available thereunder from $720,000 to $1,200,000, contingent upon the approval of the Extension Proposal. The loans may be settled in whole Warrants to purchase Public Shares at a conversion price equal to $1.00 per Warrant. Such Warrants would be identical to the Private Placement Warrants. The Contributions will not bear any interest and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial business combination and the consummation of an initial business combination. The Board will have the sole discretion whether to continue extending for additional months until $1,200,000 in the aggregate has been loaned, and if the Board determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, The Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Charter. If an initial business combination is not completed and the Company winds up, there may not be sufficient assets to repay the loans made pursuant to the Extension Note and it will be worthless; and

•

On January 10, 2023, the Company issued a convertible promissory note to the Sponsor, effective as of December 7, 2022, from which the Company may make withdrawals of up to $2,500,000 in loans (such loans, the “Working Capital Loans”) from the Sponsor for working capital purposes (the “Working Capital Note”). Working Capital Loans will be utilized in connection with the Company’s initial business combination. Up to $2,500,000 of the Working Capital Loans may be settled in redeemable warrants to purchase Public Shares at a conversion price equal to $1.00 per Warrant. Working Capital Loans made pursuant to the Working Capital Note will not bear any interest and will be repayable by the Company to the Sponsor upon the earlier of (i) August 7, 2023 and (ii) the consummation of an initial business combination. If an initial business combination is not completed by the Extended Date, there may not be sufficient assets to repay the Working Capital Loans and the Working Capital Note will be worthless.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. THR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2—THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Background

Section 49.2 of the Company’s Charter provides the following:

“Prior to the consummation of a Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or
(b)

provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases.”

Section 49.4 of the Company’s Charter provides the following:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 following the redemptions described below, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.”

Section 49.5 of the Company’s Charter provides the following:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he votes on such proposed Business Combination, and if he does vote, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable) earned on the Trust Account and not previously released to the Company to fund its working capital requirements, subject to an annual limit of US$165,000 and/or pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”). The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

Section 49.8 of the Company’s Charter provides the following:

“In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 12 months from the consummation of the IPO   (or up to 18 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity, the Company shall provide the holders of Public Shares with the opportunity to redeem their Public

Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds held in the Trust Account and not previously released to the Company to fund its working capital requirements, subject to an annual limit of US$165,000 and/or pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

The purpose of the Redemption Limitation requirements (set forth in the text above) was to ensure that the Company will not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend the Charter to remove the Redemption Limitation requirements underlined above. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on Nasdaq.

Rule 419 blank check companies and “penny stock” Issuers

As disclosed in the Company’s IPO prospectus, because the net proceeds of the Company’s IPO were being used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically special purpose acquisition companies like the Company have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the language in the sections of the Charter as reproduced above, was to ensure that through the consummation of an initial business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2)

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on Nasdaq and have been since the consummation of its IPO. The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation is unnecessary.

Reasons for the Redemption Limitation Amendment

Shareholders are being asked to adopt the Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial business combination. The Charter limits the Company’s ability to consummate an initial business combination, or to redeem Public Shares in connection with an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Public Shares were not deemed to be “penny stocks” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Public Shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met. If the Redemption Limitation Amendment Proposal is approved and implemented, the Charter would be amended to delete the Redemption Limitation language from the Charter as set forth in Annex A to this proxy statement.

The Charter also entitles shareholders of the Company to redemption rights if the Company seeks to amend the Charter to extend the period of time to complete an initial business combination or makes certain other changes to provisions governing pre-initial business combination activity. Redemption rights are limited, however, and any such amendment would be voided if the net tangible assets redemption limit cannot be satisfied. As discussed above, the Company believes that the net tangible assets limitation may be removed from the Charter. The proposed amendments in Annex A to this proxy statement would remove this limitation with respect to redemption rights in connection with Charter amendments as well.

The Redemption Limitation Amendment

The Company is proposing to amend the Charter pursuant to the second resolution in the form set forth in Annex A of this proxy statement to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect any redemptions in connection with the Special Meeting and the proposals to be voted on at the extraordinary general meeting for the Business Combination irrespective of whether such redemptions would exceed the Redemption Limitation.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved and implemented (and the Extension Proposal is also approved and implemented), the Company plans to file the Redemption Limitation Amendment with the Cayman Registrar pursuant to the second resolution set forth in Annex A of this proxy statement and, assuming the Extension Proposal is approved and is implemented, redeem Public Shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation. However, notwithstanding the approval of the Charter Amendment Proposals, the Board may decide to abandon the Charter Amendment Proposals at any time and for any reason prior to the effectiveness of the filing with the Cayman Registrar. Assuming the Extension Proposal is approved, if the Board abandons the Redemption Limitation Amendment, public shareholders will not have their Public Shares redeemed if the Redemption Limitation is exceeded. If the Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

If the Redemption Limitation Amendment Proposal Is Not Approved or Not Implemented

If the Redemption Limitation Amendment Proposal is not approved or not implemented, the Company will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and the Company receives notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, the Company and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid the Redemption Limitation, which may include, at the Company’s and/or the Sponsor’s option and in such entity’s sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of the Company’s significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of the Company’s significant shareholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because The Company does not take action to increase its net tangible assets or because its attempts to do so are not successful, then the Company will not proceed with the amendments set forth in Annex A of the proxy statement and it will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by May 1, 2023.

Votes Required for Approval

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Special Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL. THR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL

Background

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals. The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve either of the Charter Amendment Proposals, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Special Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes each of the proposals constitutes a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

The Initial Shareholders intend to vote in favor of the Adjournment Proposal. In October 2022, in connection with the Company’s Initial Extension Meeting, 20,542,108 Public Shares (representing approximately 89.3% of the then outstanding Public Shares) were tendered for redemption and redeemed, resulting in 2,457,892 Public Share remaining. As a result, the 5,750,000 Founder Shares held by the Initial Shareholders now represent approximately 70.1% of the Ordinary Shares. Accordingly, it is expected that the Ordinary Shares held by the Initial Shareholders will be sufficient to establish a quorum and to approve the Adjournment Proposal. Therefore, assuming the Sponsor and the Initial Shareholders all vote in favor of the Adjournment Proposal and all outstanding Ordinary Shares held by the Sponsor and the Initial Shareholders are represented at the Special Meeting in person or by proxy, the affirmative vote of additional Public Shares is not required to approve the Adjournment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates to be determined by the chairman of the extraordinary general meeting, if necessary, be confirmed, ratified and approved in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals, the Board will approve and declare advisable adoption of the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to the Company as of April 7, 2023, with respect to Ordinary Shares held by:

•	each person known to be the beneficial owner of more than 5% of the Company’s outstanding Ordinary Shares;
•	each of the Company’s executive officers and directors; and
•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 8,207,892 Ordinary Shares outstanding as of April 10, 2023, including 2,457,892 Public Shares and 5,750,000 Founder Shares. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying the outstanding Warrants because such securities are not exercisable within 60 days of April 7, 2023.

	Class A Ordinary Shares(1)		Class B Ordinary Shares(2)
Name and Address of Beneficial Owner(3)	Beneficially Owned	Approximate Percentage of Issued and Outstanding Class A Ordinary Shares	Beneficially Owned	Approximate Percentage of Issued and Outstanding Class B Ordinary Shares
Perception Capital Partners II LLC (the Sponsor) (4)	5,660,000	68.95%	5,660,000	98.4%
Rick Gaenzle	—	—	—	—
Scott Honour (4)	5,660,000	68.95%	5,660,000	98.4%
James Sheridan	—	—	—	—
Tao Tan	—	—	—	—
Corey Campbell	—	—	—	—
Marcy Haymaker(4)	5,660,000	68.95%	5,660,000	98.4%
Omer Keilaf	30,000	*	30,000	*
Thomas J. Abood	30,000	*	30,000	*
R. Rudolph Reinfrank	30,000	*	30,000	*
Karrie Willis (5)	30,000	*	30,000	*
All officers and directors as a group (10 individuals)	5,750,000	70.1%	5,750,000	100%
Polar Asset Management Partners Inc. (6)	300,000	12.2%	—	—
Periscope Capital Inc. (7)	150,000	6.1%	—	—
AQR Capital Management, LLC (8)	721,976	29.4%	—	—
Shaolin Capital Management, LLC (9)	201,276	11.6%	—	—
Meteora Capital, LLC (10)	182,250	7.4%	—	—

*	Less than one percent.
(1)	Includes all Class B Ordinary Shares convertible by such holder into Class A Ordinary Shares.
(2)

Class B Ordinary Shares convert into Class A Ordinary Shares, at the time of the completion of an initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment.

(3)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Perception Capital Corp. II, 315 Lake Street East, Suite 301, Wayzata, MN 55391.
(4)

Perception Capital Partners II LLC, the Sponsor, is the record holder of the Class B ordinary shares reported herein. Certain members of the Company’s management team, including each of its officers, are indirect members of the Sponsor. The Sponsor is controlled by Perception Capital Partners LLC, which is controlled by Northern Pacific Group, L.P. Scott Honour and Marcy Haymaker may be deemed to beneficially own shares held by the Sponsor by virtue of their indirect shared control over the Sponsor. Each of Scott Honour and Marcy Haymaker disclaims beneficial ownership of the Ordinary Shares held by the Sponsor.

(5)

The Sponsor is the record holder of the Class B Ordinary Shares reported herein. On November 18, 2022, the Sponsor granted to Karrie Willis membership interests (“Sponsor Units”) representing the equivalent of 30,000 Class B Ordinary Shares.

(6)

Shares beneficially owned are based on Schedule 13G filed with the SEC on February 13, 2023, by Polar Asset Management Partners Inc., a Canadian corporation (“Polar”), which information has not been independently confirmed. Polar has sole voting and dispositive power with respect to 300,000 Class A ordinary shares. The address of the shareholder, as reported in the Schedule 13G is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(7)

Shares beneficially owned are based on Schedule 13G filed with the SEC on February 13, 2023, by Periscope Capital Inc., a Canadian corporation (“Periscope”), which information has not been independently confirmed. Periscope has shared voting and dispositive power with respect to 150,000 Class A ordinary shares. The address of the shareholder, as reported in the Schedule 13G is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(8)

Shares beneficially owned are based on Schedule 13G filed with the SEC on February 14, 2023, by AQR Capital Management, LLC, AQR Capital Management Holdings, LLC, AQR Arbitrage, LLC, AQR Global Alternative Investment Offshore Fund, L.P., and AQR Capital Management GP Ltd. (collectively, “AQR”), which information has not been independently confirmed. AQR has shared voting and dispositive power with respect to 721,976 Class A ordinary shares. The address of the shareholder, as reported in the Schedule 13G is One Greenwich Plaza, Greenwich, CT 06830.

(9)

Shares beneficially owned are based on Schedule 13G filed with the SEC on February 14, 2023, by Shaolin Capital Management LLC, a Delaware limited liability company (“Shaolin”), which information has not been independently confirmed. Shaolin has shared voting and dispositive power with respect to 201,276 Class A ordinary shares. The address of the shareholder, as reported in the Schedule 13G is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(10)

Shares beneficially owned are based on Schedule 13G filed with the SEC on February 16, 2023, by Meteora Capital, LLC, a Delaware limited liability company (“Meteora”), which information has not been independently confirmed. Meteora has shared voting and dispositive power with respect to 182,250 Class A ordinary shares. The address of the shareholder, as reported in the Schedule 13G is 840 Park Drive East, Boca Raton, FL 33444.

The Initial Shareholders beneficially own approximately 70.1% of the issued and outstanding Ordinary Shares and have the right to elect all of the Company’s directors prior to the completion of an initial business combination as a result of holding all of the Founder Shares. In addition, because of its ownership block, the Sponsor may be able to effectively influence the outcome of all other matters requiring approval by public shareholders, including amendments to the Charter and approval of significant corporate transactions.

OTHER MATTERS

Shareholder Proposals

No business may be transacted at an annual general meeting, including an extraordinary general meeting in lieu of an annual general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the Board or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than ten percent of the Ordinary Shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish to the Company copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of the IPO, the Company believes that there have been no delinquent filers other than as previously disclosed in the Company’s SEC filings.

Fiscal Year 2022 Annual Report and SEC Filings

The Company’s financial statements for the year ended December 31, 2022, are included in the annual report on Form 10-K filed on March 27, 2023. This proxy statement and the annual report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of the Company’s annual report without charge by sending a written request to Perception Capital Corp. II, 315 Lake Street East, Suite 301, Wayzata, MN 55391.

Delivery of Documents to Shareholders

For shareholders receiving printed proxy materials, unless the Company has received contrary instructions, it may send a single copy of this proxy statement to any household at which two or more shareholders reside if it is believed that the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of such disclosure documents, the shareholders should follow these instructions:

•

if the shares are registered in the name of the shareholder, the shareholder should contact the Company at its offices at 315 Lake Street East, Suite 301, Wayzata, MN or (952) 456-5300, to inform the Company of their request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Documents” at https://www.perceptionii.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Perception Capital Corp. II
315 Lake Street East, Suite 301
Wayzata, MN
(952) 456-5300

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: PCCT.info@investor.morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by April 20, 2023 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from the Company, the Company will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

April 10, 2023

ANNEX A

FORM OF AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND
ARTICLES OF ASSOCIATION
OF

PERCEPTION CAPITAL CORP. II

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the company does not consummate a Business Combination by May 1, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

and replacing it with the following:

“In the event that the company does not consummate a Business Combination by November 1, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

(b) amending Article 49.8(a) by deleting the words:

“by May 1, 2023”.

and replacing them with the words:

“by November 1, 2023”.

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 49.2(b) by deleting the words:

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases.”

and replacing them with the words:

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes paid or payable, if any), divided by the number of then issued Public Shares.”

(b) amending Article 49.4 by deleting the words:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be

Annex A-1

authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 following the redemptions described below, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.”

and replacing them with the words:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

(c) amending Article 49.5 by deleting the words:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

(d) amending Article 49.8 by deleting the words:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Annex A-2

Please mark vote as indicated in this example X

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Dated: ______________________________, 2023

____
Signature

____
(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR all of the proposals. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.